Exhibit 10.23

AMENDMENT TO THE
ONDAS HOLDINGS INC.
2021 INCENTIVE STOCK PLAN

WHEREAS, Ondas Inc., a Nevada corporation (the “Company”) currently maintains and sponsors the Ondas Holdings Inc. 2021 Incentive Stock Plan (the “Plan”); and

WHEREAS, Section 16(l) of the Plan provides that the Board of the Directors of the Company (“Board”) may amend the Plan from time to time; and

WHEREAS, the Board has determined it to be in its best interests to amend the Plan as set forth herein; and

NOW, THEREFORE, effective as of January 15, 2026, as set forth in Section 16(l) of the Plan, the following amendment to the Plan is hereby adopted:

1. All references to “Ondas Holdings Inc.” in the Plan are hereby eliminated and replaced with references to “Ondas Inc.”

2. Except as modified by this Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the 15th day of January 2026, on behalf of the Company.

ONDAS INC.

By:	/s/ Eric A. Brock
Name:	Eric A. Brock
Title:	Chief Executive Officer